Security Information








Security Purchased


CUSIP
KYG017171003


Issuer
ALIBABA.COM LTD


Underwriters
DBSI, Goldman Sachs, Morgan Stanley, BNP
Paribas, BOCI Asia Ltd, China Construction Bank,
Citigroup, CLSA Ltd, Pacific Crest Securities,
United Overseas Bank


Years of continuous operation, including predecessors
> 3 years


Ticker
1688 HK


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/27/2007


Total dollar amount of offering sold to QIBs
 $                                               1,496,073,207


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,496,073,207


Public offering price
 $                                                             1.74


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.19


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS International Select Equity VIP
Chicago
37,000
 $                     64,448
0.00%



DWS Mid Cap Growth VIP
Chicago
75,000
 $                   130,638
0.01%



DWS Technology Fund
Chicago
142,000
 $                   247,342
0.02%



DWS Technology VIP
Chicago
22,500
 $                     39,192
0.00%



New York Funds







DWS Emerging Markets Equity Fund
New York
60,500
 $                   105,382
0.01%



DWS International Fund
New York
                      347,500
 $                   605,291
0.04%



DWS International Select Equity Fund
New York
                        39,000
 $                     67,932
0.00%



DWS International VIP
New York
                      110,500
 $                   192,474
0.01%



DWS Mid Cap Growth Fund
New York
                      175,000
 $                   304,823
0.02%



Total

1,009,000
 $                 1,757,523
0.12%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
67551U105


Issuer
OCH-ZIFF CAPITAL MANAGEMENT


Underwriters
Citigroup, DBSI, Goldman Sachs, JP Morgan,
Lehman Brothers, Merrill Lynch, Morgan Stanley,
Bank of China, Bear Stearns, Credit Suisse, Keefe
Bruyette & Woods, Macquarie Bank, Nomura,
Ramirez & Co, Utendahl Capital Partners


Years of continuous operation, including predecessors
> 3 years


Ticker
OZM US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/13/2007


Total dollar amount of offering sold to QIBs
 $                                               1,152,000,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,152,000,000


Public offering price
 $                                                           32.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.76


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Mid Cap Growth VIP
Chicago
19,200
 $                   614,400
0.05%



New York Funds







DWS Mid Cap Growth Fund
New York
                      429,600
 $               13,747,200
1.19%



Total

448,800
 $               14,361,600
1.25%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
80007P307


Issuer
SANDRIDGE ENERGY INC


Underwriters
BoA, Goldman Sachs, Lehman Brothers, Bear
Stearns, Credit Suisse, DBSI, Howard Weil, JP
Morgan, Raymond James, RBC Capital Markets,
Simmons & Co, Tuder Pickering & Co, UBS


Years of continuous operation, including predecessors
> 3 years


Ticker
SD US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/5/2007


Total dollar amount of offering sold to QIBs
 $                                                 746,200,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 746,200,000


Public offering price
 $                                                           26.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.56


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Mid Cap Growth VIP
Chicago
2,700
 $                     70,200
0.01%



New York Funds







DWS Mid Cap Growth Fund
New York
                        60,600
 $                 1,575,600
0.21%



Total

63,300
 $                 1,645,800
0.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
12662P108


Issuer
CVR ENERGY INC


Underwriters
DBSI, Goldman Sachs, Citigroup, Credit Suisse,
Simmons & Co


Years of continuous operation, including predecessors
> 3 years


Ticker
CVI US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/22/2007


Total dollar amount of offering sold to QIBs
 $                                                 380,000,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 380,000,000


Public offering price
 $                                                           20.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.24


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Small Cap Growth VIP
Chicago
14,900
 $                   298,000
0.08%



New York Funds







DWS Small Cap Growth Fund
New York
27,500
 $                   550,000
0.14%



Total

42,400
 $                   848,000
0.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
54318P108


Issuer
LONGTOP FINANCIAL TECHNOLOGIES


Underwriters
DBSI, Goldman Sachs, Jefferies & Co


Years of continuous operation, including predecessors
> 3 years


Ticker
LFT US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/24/2007


Total dollar amount of offering sold to QIBs
 $                                                 182,600,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 182,600,000


Public offering price
 $                                                           17.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.23


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Small Cap Growth VIP
Chicago
1,700
 $                     29,750
0.02%



New York Funds







DWS Emerging Markets Equity Fund
New York
                          2,300
 $                     40,250
0.02%



DWS Global Opportunities Fund
New York
6,100
 $                   106,750
0.06%



DWS Global Opportunities VIP
New York
                          2,400
 $                     42,000
0.02%



DWS Small Cap Growth Fund
New York
                          3,000
 $                     52,500
0.03%



Total

15,500
 $                   271,250
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Where fund performance is 0%, the security was sold on the same day that it was purchased.








Security Information








Security Purchased


CUSIP
24422EQQ5


Issuer
JOHN DEERE CAPITAL CORP


Underwriters
DBSI, Merrill Lynch, Citigroup, Credit Suisse,
HSBC, TD Securities


Years of continuous operation, including predecessors
> 3 years


Security
DE 4.5% 4/3/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/31/2008


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.84


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.52%


Rating
A2/A


Current yield
4.51%


Benchmark vs Spread (basis points)
208 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Short Duration Plus Fund
DWS
4,615,000
 $                 4,607,431
0.92%



Total

4,615,000
 $                 4,607,431
0.92%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
06406HBE8


Issuer
BANK OF NEW YORK MELLON


Underwriters
DBSI, Goldman Sachs, Bank of NY


Years of continuous operation, including predecessors
> 3 years


Security
BK 4.95% 11/1/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/25/2007


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.90


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.05%


Rating
Aa2/A+


Current yield
4.96%


Benchmark vs Spread (basis points)
100 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Core Fixed Income Fund
New York
2,410,000
 $                 2,407,566
0.24%



DWS Lifecycle Long Range Fund
New York
1,440,000
 $                 1,438,546
0.14%



DWS Short Duration Plus Fund
New York
10,370,000
 $               10,359,526
1.04%



Total

14,220,000
 $               14,205,638
1.42%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
36962G3K8


Issuer
GENERAL ELECTRIC CAPITAL CORP


Underwriters
DBSI, Goldman Sachs, JP Morgan, Lehman
Brothers, CastleOak Securities, Ramirez & Co,
Robert Van Securities, Utendahl Capital Partners,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
GE 5.25% 10/19/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/16/2007


Total amount of offering sold to QIBs
4,500,000,000


Total amount of any concurrent public offering
0


Total
4,500,000,000


Public offering price
99.94


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.15%


Rating
Aaa/AAA


Current yield
5.25%


Benchmark vs Spread (basis points)
145 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Short Duration Plus Fund
New York
5,000,000
 $                 4,996,750
0.11%



Total

5,000,000
 $                 4,996,750
0.11%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.